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                                                                       Exhibit 1

                             JOINT FILING AGREEMENT

We, the signatories of the statement on Schedule 13G to which this Agreement is attached, hereby agree that such statements is, any amendments thereto filed by any of us will be, filed on behalf of each of us.

           , 2003                         ARTAL GROUP S.A.

                                          By:      /s/ PAUL KOHLER
                                          Name:    Paul Kohler
                                          Title:   Managing Director


                                          ARTAL INTERNATIONAL S.A.

                                          By:      /s/ PAUL KOHLER
                                          Name:    Paul Kohler
                                          Title:   Managing Director


                                          ARTAL LUXEMBOURG S.A.

                                          By:      /s/ PAUL KOHLER
                                          Name:    Paul Kohler
                                          Title:   Managing Director